UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2014

Date of reporting period :	August 1, 2013 — July 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSDTX

Putnam Short Duration Income Fund

Annual report
7 | 31 | 14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Duration
Income Fund

Annual report
7 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio managers	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Important notice regarding Putnam’s privacy policy	17
Trustee approval of management contract	18
Financial statements	23
Federal tax information	56
Shareholder meeting results	57
About the Trustees	58
Officers	60

Consider these risks before investing: Putnam Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The first half of 2014 proved to be an exceptional time for U.S. equities, with markets exhibiting great resilience in the face of rising geopolitical strife around the world. Then, after hovering near record lows earlier in the year, volatility spiked in mid-summer, generated by escalating military conflicts in Ukraine, Iraq, and Gaza, as well as concern that the U.S. Federal Reserve would raise interest rates sooner than expected because of an improving U.S. economy.

We believe that the fundamentals of the U.S. economy and equity markets are sound. Unemployment has declined significantly and second-quarter GDP growth has reaccelerated after the weather-related slowdown in the first three months of 2014. The stock market advance appears to be on solid footing, in our opinion, with valuations in the middle of their historic ranges, a strong corporate earnings outlook, and a rise in merger-and-acquisition activity. Moreover, government bonds have generally performed well, as have other fixed-income securities.

Abroad, however, we note headwinds. Unemployment in Europe remains stubbornly high. Also, the European Union has imposed economic sanctions on Russia as a penalty for its annexation of Ukraine’s Crimea region, and these appear to be having a negative impact on Europe’s tentative recovery, which stalled in the second quarter.

The recent uptick in volatility and modest stock market retreat serve as a clear reminder that markets will experience inevitable ups and downs. That’s why Putnam offers a wide range of strategies for all environments, including products designed to manage risk during periods of higher volatility. As we advance into the second half of the year, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

September 15, 2014

Putnam Short Duration Income Fund

A conservative approach to seeking income

Putnam Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not necessarily available in other conservative investment options. Because the fund is not a money market fund, the managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

The fund's management team has an average of more than 20 years of experience.

Michael V. Salm
Investing since 1989

Joanne M. Driscoll, CFA
Investing since 1992

Kevin F. Murphy
Investing since 1988

A broader range of income opportunities

The fund can invest in a wider range of securities than is available to money market funds.

Sectors available for investment	Money market funds	Putnam Short Duration Income Fund
Yankee/Eurodollar bonds	✓	✓
Certificates of deposit, commercial paper, time deposits	✓	✓
ABCP	✓	✓
Repurchase agreements	✓	✓
Bankers' acceptances	✓	✓
U.S. government securities	✓	✓
Asset-backed securities		✓
Investment-grade corporates		✓
MBS		✓
CMBS		✓
Sovereign debt		✓
Derivatives		✓
Private placements and Rule 144A		✓

Investors should be aware of the differences between Putnam Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund's fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

2 Short Duration Income Fund

Short Duration Income Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 7/31/14

The fund — class A shares before sales charge
Putnam Short Duration Income Fund (PSDTX)
Fund's benchmark
BofA Merrill Lynch U.S. Treasury Bill Index
0.72
0.09
0.81
0.07
LIFE OF FUND (since 10/17/11)
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See pages 5 and 11–13 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower.

4     Short Duration Income Fund

Interview with your fund’s portfolio managers

Michael V. Salm

Joanne M. Driscoll, CFA

Joanne, what was the short-term bond market environment like during the 12 months ended July 31, 2014?

Yields in the short-maturity portion of the Treasury yield curve — two years or less — remained relatively stable, given the Federal Reserve’s continuing policy of holding the federal funds rate — its target for short-term interest rates — near zero. That said, we saw some volatility at the longer-maturity end of the short-term market. For example, three-year Treasury yields rose from 0.65% at the beginning of the period to 1.02% at the end. This part of the short-term market is typically sensitive to investor assessments of economic strength and the timing of changes in Fed monetary policy. Yields rose toward the end of the period in response to improving economic data.

From a technical perspective, the short-term credit market was strong, bolstered by a healthy balance of supply and demand. Demand was driven by investors seeking greater income than the near-zero yields offered by money market funds, and by those who sought to reduce the overall interest-rate sensitivity of their portfolios. Escalating geopolitical uncertainly also fueled investors’ appetite for shorter-maturity bonds. On the issuer side, Fed policy and the moderate pace of economic growth encouraged the belief that short-term rates likely will remain low for some time, resulting in robust issuance of floating-rate and short-maturity fixed-rate securities. Against

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

Short Duration Income Fund     5

this backdrop, the yields over Treasuries offered by short-term, credit-sensitive bonds modestly compressed, reflecting investor comfort with taking credit risk.

How would you summarize the fund’s investment strategy?

Joanne: We like to describe the fund as targeting the space between money market and ultra-short-term bond funds. Because the fund is not a money market fund or subject to the Securities and Exchange Commission’s Rule 2a-7 regulations that govern money market funds under the Investment Company Act of 1940, we can pursue a range of income opportunities that are not available to money market funds. Of course, that wider range of opportunities potentially includes a greater number of risks, but our goal is to manage the fund so that its performance is consistent with our objectives of preserving capital and maintaining liquidity. In doing so, we seek to outperform U.S. Treasury bills by 0.20% to 0.60% at NAV, while working to maintain an NAV that is less volatile than that of many competing funds.

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 7/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date and settlement-date transactions.

6     Short Duration Income Fund

“We have been positioning the fund for
higher future rates.”

Joanne Driscoll

In terms of risk management, we seek to limit the fund’s sensitivity to interest-rate movements by generally keeping the portfolio’s duration at or less than one year. We seek to control the fund’s credit risk by only investing in investment-grade securities and limiting its exposure to individual issuers. Lastly, we utilize high-quality commercial paper and other money-market-eligible securities for liquidity purposes and as a temporary repository for cash that will be invested in short-term bonds.

Turning to you, Mike, how was the fund positioned during the period?

We continued to target opportunities in securities with maturities up to three years or those with marginally lower credit quality. We sought to mitigate these risks by counterbalancing them. Specifically, the Baa-rated securities that we owned — which provided the fund with higher yields, given their greater

Credit quality overview

P-1
2.1%
P-2
10.0%
P-3
3.4%
Aaa
2.4%
Aa
15.0%
A
31.2%
Baa
33.8%
Ba
2.3%
Not rated
1.1%
Cash and net other assets
−1.3%

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/14. A bond rated Baa or higher (Prime-3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency. The cash and net other assets category may show a negative market value percentage as a result of the timing of trade date versus settlement date transactions.

Short Duration Income Fund     7

credit risk — were generally shorter-maturity bonds, so they entailed relatively little interest-rate risk. Likewise, the higher-rated securities in the portfolio typically carried somewhat longer maturities. In our view, this balanced approach allowed us to add incremental income potential without significantly increasing the portfolio’s risk profile.

In terms of sector positioning, at period-end about 78% of the portfolio was invested in corporate bonds, the majority of which were issued by financial institutions. Banks and other types of financial companies are typically the largest issuers of short-term corporate securities. We continued to favor bonds in this sector because we believed they offered better relative value than securities in other corporate bond categories. We believe the credit quality of financial institutions has been improving. In our view, risk in the financials sector will continue to fall as regulatory pressure and rule changes force banks to streamline operations and further improve their balance sheets. We remained focused on U.S.-dollar-denominated bonds issued by diversified global institutions that, in our estimation, have demonstrated the greatest progress in increasing their liquidity and capital positions, and these securities performed well during the period.

Elsewhere, roughly 10% of the fund was invested in high-quality, well-collateralized real estate investment trusts [REITs]. In our view, REITs are, in many respects, ideal for the fund, given their relatively sizable yield advantage versus other corporate securities, combined with strong credit-quality characteristics and meaningful contractual protections. Additionally, because REITs typically are not highly correlated to the broad financials sector, they provide the portfolio with added diversification.

Lastly, about 8% of the portfolio was invested in securitized sectors, such as asset-backed securities and commercial mortgage-backed securities. Consistent with our goal of keeping the fund’s NAV relatively stable, we tend not

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Short Duration Income Fund

to invest significantly in these areas of the market because the higher yields offered by these types of securities are frequently accompanied by greater volatility. So, within our overall investment strategy, we took a selective and limited approach to securitized sectors.

What is your outlook for the coming months, and how are you positioning the fund?

Joanne: Late in the period, it appeared that the U.S. economy was transitioning to a more normal growth pattern. In our view, U.S. gross domestic product could grow at a 3% to 3.5% rate during the second half of 2014, which likely would lead to higher yields on intermediate- and long-term Treasuries. At the short end of the market, yields should remain anchored by Fed interest-rate policy, and we believe the central bank will wait for substantial confirmation of the economy’s strength before it begins raising the federal funds rate.

When the Fed does begin to raise the federal funds rate, we think short-term rates could rise quickly. In an effort to manage this risk, we have been positioning the fund for higher future interest rates by slowly reducing its duration and increasing its allocation to floating-rate securities. Many of the fund’s floating-rate holdings are linked to the London Interbank Offered Rate [LIBOR], which is the rate at which financial institutions lend reserves to each other in the short-term international interbank market. LIBOR rates tend to be slightly higher than yields on short-term Treasuries or other U.S. government securities, and the yields on securities linked to LIBOR reset, in most cases, monthly or quarterly. During the period, we markedly increased the fund’s allocation to floating-rate securities to gain access to these higher yields and heighten its sensitivity to rising rates. At period-end, nearly 60% of the portfolio was invested in floating-rate securities, up from about 35% at the beginning of the period. As for duration, it stood at 0.30 year at period-end, almost 60% shorter than it was 12 months earlier at 0.73.

Thanks to both of you for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

In addition to Michael and Joanne, your fund is managed by Kevin F. Murphy.

Short Duration Income Fund     9

IN THE NEWS

Since Russia’s annexation of Ukraine’s Crimea region in March, economic sanctions have escalated between Russia and the West. Russia’s weapons arsenal in this battle has included import bans on agricultural goods like U.S. chicken, Norwegian salmon, Dutch cheese, and Polish apples. As a minor trading partner of Russia, the United States will likely see little economic impact, but the sanctions come at a difficult time for Europe’s agricultural sector and the eurozone’s anemic economic recovery. Also harmed will be the Russian consumer, who will wind up paying more for goods as supplies dwindle. While Western sanctions earlier this year targeted Russia’s banks and its military and oil industries, Russia fired a retaliatory salvo in consumer sectors in early August, banning the import of meat, fish, dairy products, and other agricultural products from nations that have imposed sanctions on Russia. For now, disruption of the trade in Russian natural gas, vitally important to Russia’s export earnings and to Europe’s energy supply, appears to be off the table. But if the Ukrainian situation should deteriorate, sanctions in this critical sector could have far-reaching effects on both sides.

10     Short Duration Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/14

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(7/2/12)	(10/17/11)
Life of fund	2.02%	0.89%	0.89%	1.79%	0.89%	2.40%	2.40%	2.40%
Annual average	0.72	0.32	0.32	0.64	0.32	0.85	0.85	0.85
1 year	0.81	0.42	0.42	0.76	0.42	0.91	0.91	0.91

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes generally carry an initial sales charge or a contingent deferred sales charge. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 7/31/14

BofA Merrill Lynch U.S. Treasury Bill Index
Life of fund	0.26%
Annual average	0.09
1 year	0.07

Index results should be compared with fund performance at net asset value.

Short Duration Income Fund     11

Change in the value of a $10,000 investment

Cumulative total return from 10/17/11 to 7/31/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B, C, M, R, R5, R6, and Y shares would have been valued at $10,089, $10,089, $10,179, $10,089, $10,240, $10,240, and $10,240, respectively.

Fund price and distribution information For the 12-month period ended 7/31/14

Distributions	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Number	12	12	12	12	12	12	12	12
Income	$0.0474	$0.0084	$0.0084	$0.0424	$0.0084	$0.0575	$0.0575	$0.0575
Capital gains
Long-term	0.0003	0.0003	0.0003	0.0003	0.0003	0.0003	0.0003	0.0003
Short-term	0.0036	0.0036	0.0036	0.0036	0.0036	0.0036	0.0036	0.0036
Total	$0.0513	$0.0123	$0.0123	$0.0463	$0.0123	$0.0614	$0.0614	$0.0614
Share value at net asset value
7/31/13	$10.03	$10.02	$10.02	$10.02	$10.02	$10.04	$10.04	$10.04
7/31/14	10.06	10.05	10.05	10.05	10.05	10.07	10.07	10.07
Current rate (end of period)
Current dividend rate 1	0.35%	0.01%	0.01%	0.30%	0.01%	0.45%	0.45%	0.45%
Current 30-day SEC yield (with expense limitation) 2,3	0.31	–0.02	–0.02	0.25	–0.08	0.40	0.41	0.41
Current 30-day SEC yield (without expense limitation) 3	0.20	–0.20	–0.19	0.16	–0.26	0.25	0.28	0.31

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For the period, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12     Short Duration Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/14

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(7/2/12)	(10/17/11)
Life of fund	1.99%	0.89%	0.89%	1.76%	0.89%	2.36%	2.36%	2.36%
Annual average	0.73	0.33	0.33	0.65	0.33	0.87	0.87	0.87
1 year	0.93	0.53	0.53	0.78	0.53	1.03	1.03	1.03

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal year ended 7/31/13*	0.40%	0.80%	0.80%	0.45%	0.80%	0.30%	0.30%	0.30%
Total annual operating expenses for the fiscal year ended 7/31/13	0.54%	0.94%	0.94%	0.59%	0.94%	0.54%	0.47%	0.44%
Annualized expense ratio for the six-month period ended 7/31/14†**	0.40%	0.79%	0.79%	0.45%	0.79%	0.30%	0.30%	0.30%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/14.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

** Reflects a voluntary waiver of certain fund expenses.

Short Duration Income Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2014, to July 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$1.99	$3.92	$3.92	$2.23	$3.92	$1.49	$1.49	$1.49
Ending value (after expenses)	$1,003.10	$1,002.20	$1,001.20	$1,002.90	$1,001.20	$1,003.60	$1,003.60	$1,003.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2014, use the following calculation method. To find the value of your investment on February 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$2.01	$3.96	$3.96	$2.26	$3.96	$1.51	$1.51	$1.51
Ending value (after expenses)	$1,022.81	$1,020.88	$1,020.88	$1,022.56	$1,020.88	$1,023.31	$1,023.31	$1,023.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Short Duration Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class M shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to class M shares that were obtained either directly, or by exchanging shares from another Putnam fund that were originally purchased without a sales charge, from certain rollover accounts if redeemed within one year of purchase. Exchange of your fund’s class M shares into another Putnam fund may involve an initial sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Short Duration Income Fund     15

BofA Merrill Lynch U.S. Treasury Bill Index tracks the performance of U.S.-dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less, and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2014, Putnam employees had approximately $486,000,000 and the Trustees had approximately $134,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Short Duration Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Short Duration Income Fund     17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

18     Short Duration Income Fund

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam

Short Duration Income Fund     19

Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. In addition, effective through at least November 30, 2015, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.30% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This

20     Short Duration Income Fund

information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of their returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on October 17, 2011, the Trustees considered that its class A share cumulative total return performance at net asset value was in the second quartile of its Lipper peer group (Lipper Ultra-Short Obligations Funds) for the one-year period ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over

Short Duration Income Fund     21

that one-year period, there were 106 in your fund’s Lipper peer group. Because your fund commenced operations on October 17, 2011, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22     Short Duration Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Duration Income Fund     23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Short Duration Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for each of the periods in the period from October 17, 2011 (commencement of operations) through July 31, 2012. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Short Duration Income Fund as of July 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 15, 2014

24     Short Duration Income Fund

The fund’s portfolio 7/31/14

CORPORATE BONDS AND NOTES (77.9%)*	Interest rate (%)	Maturity date	Principal amount	Value
Basic materials (0.9%)
BHP Billiton Finance USA, Ltd. company guaranty sr. unsec. unsub. FRN notes (Australia)	0.484	9/30/16	$3,000,000	$3,002,619
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. FRN notes	1.387	5/27/16	16,250,000	16,343,340
				19,345,959
Capital goods (1.1%)
Caterpillar Financial Services Corp. sr. unsec. FRN notes Ser. MTN	0.457	3/3/17	10,000,000	10,010,260
Caterpillar Financial Services Corp. sr. unsec. notes Ser. MTN	4.750	2/17/15	585,000	598,740
Caterpillar Financial Services Corp. sr. unsec. unsub. notes Ser. MTN	1.125	12/15/14	650,000	651,949
John Deere Capital Corp. sr. unsec. FRN notes	0.524	10/11/16	10,000,000	10,032,800
John Deere Capital Corp. sr. unsec. unsub. notes Ser. MTN	2.950	3/9/15	1,000,000	1,015,954
John Deere Capital Corp. unsec. FRN notes	0.304	1/12/15	1,000,000	1,000,390
				23,310,093
Communication services (1.7%)
AT&T, Inc. sr. unsec. unsub. FRN notes	0.608	2/12/16	9,255,000	9,279,609
British Telecommunications PLC sr. unsec. unsub. notes (United Kingdom)	2.000	6/22/15	1,550,000	1,569,767
Comcast Corp. company guaranty sr. unsec. unsub. notes	5.850	11/15/15	2,700,000	2,881,999
Verizon Communications, Inc. sr. unsec. unsub. FRN notes	1.761	9/15/16	6,500,000	6,671,815
Verizon Communications, Inc. sr. unsec. unsub. FRN notes	0.631	6/9/17	10,000,000	10,016,820
Vodafone Group PLC sr. unsec. unsub. FRN notes (United Kingdom)	0.611	2/19/16	4,701,000	4,712,268
				35,132,278
Consumer cyclicals (6.9%)
Clorox Co. (The) sr. unsec. notes	3.550	11/1/15	1,000,000	1,033,550
Clorox Co. (The) sr. unsec. unsub. notes	5.000	1/15/15	7,820,000	7,975,071
Daimler Finance North America, LLC 144A company guaranty sr. unsec. FRN notes	0.580	8/1/17	5,000,000	5,001,480
Daimler Finance North America, LLC 144A company guaranty sr. unsec. FRN notes	0.580	3/10/17	10,000,000	10,010,220
Daimler Finance North America, LLC 144A company guaranty sr. unsec. unsub. FRN notes	0.905	8/1/16	4,000,000	4,034,816
Ford Motor Credit Co., LLC sr. unsec. unsub. FRN notes	1.013	1/17/17	4,000,000	4,027,168
Ford Motor Credit Co., LLC sr. unsec. unsub. FRN notes	0.800	12/6/17	15,000,000	15,029,160
Ford Motor Credit Co., LLC sr. unsec. unsub. notes	8.700	10/1/14	500,000	506,454
Harley-Davidson Financial Services, Inc. 144A company guaranty sr. unsec. notes	1.150	9/15/15	1,490,000	1,496,444
Harley-Davidson Funding Corp. 144A company guaranty sr. unsec. notes	5.750	12/15/14	3,839,000	3,911,476

Short Duration Income Fund     25

CORPORATE BONDS AND NOTES (77.9%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Consumer cyclicals cont.
Hyundai Capital Services, Inc. 144A sr. unsec. unsub. FRN notes (South Korea)	1.031	3/18/17	$3,000,000	$3,011,604
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes	7.500	6/1/15	3,955,000	4,171,785
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub. notes	7.875	7/15/15	12,523,000	13,374,664
NBCUniversal Enterprise, Inc. 144A company guaranty sr. unsec. FRN notes	0.771	4/15/16	13,260,000	13,327,241
Nissan Motor Acceptance Corp. 144A sr. unsec. FRN notes	0.777	3/3/17	7,000,000	7,019,663
Nissan Motor Acceptance Corp. 144A unsec. FRN notes	0.934	9/26/16	9,350,000	9,409,494
Toyota Motor Credit Corp. sr. unsec. FRN notes	0.380	3/10/15	2,210,000	2,212,073
Toyota Motor Credit Corp. sr. unsec. FRN notes Ser. MTN	0.425	5/16/17	10,000,000	10,011,000
Toyota Motor Credit Corp. sr. unsec. unsub. FRN notes	0.516	5/17/16	3,000,000	3,009,621
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN	3.200	6/17/15	214,000	219,476
Toyota Motor Credit Corp. sr. unsec. unsub. notes	0.875	7/17/15	1,000,000	1,005,175
Toyota Motor Credit Corp. unsec. FRN notes	0.397	12/5/14	2,369,000	2,370,566
Volkswagen Group of America Finance, LLC 144A company guaranty sr. unsec. unsub. FRN notes	0.597	5/23/17	15,000,000	15,016,515
Volkswagen International Finance NV 144A company guaranty sr. unsec. FRN notes (Germany)	0.829	11/20/14	1,550,000	1,552,461
Volkswagen International Finance NV 144A company guaranty sr. unsec. FRN notes (Germany)	0.666	11/18/16	6,000,000	6,021,804
				144,758,981
Consumer staples (3.3%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes	0.800	1/15/16	1,000,000	1,004,338
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. FRN notes	0.425	1/27/17	4,465,000	4,470,514
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes	5.375	11/15/14	15,453,000	15,662,156
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes	3.625	4/15/15	1,000,000	1,022,980
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes	5.600	5/1/15	2,129,000	2,207,209
FBG Finance Pty, Ltd. 144A company guaranty sr. unsec. notes (Australia)	5.125	6/15/15	1,000,000	1,037,000
Foster’s Finance Corp. 144A company guaranty sr. unsec. notes	4.875	10/1/14	7,310,000	7,359,759
General Mills, Inc. sr. unsec. FRN notes	0.435	1/28/16	5,000,000	5,002,960
Kellogg Co. sr. unsec. unsub. notes	1.125	5/15/15	5,000,000	5,026,905
Kraft Foods Group, Inc. sr. unsec. notes	1.625	6/4/15	2,467,000	2,489,506
Kroger Co. (The) company guaranty sr. unsec. notes	3.900	10/1/15	5,429,000	5,620,991
Kroger Co. (The) company guaranty sr. unsec. unsub. notes	4.950	1/15/15	1,000,000	1,019,780
Kroger Co. (The) sr. unsec. FRN notes	0.763	10/17/16	9,972,000	9,993,769
PepsiCo, Inc. sr. unsec. unsub. FRN notes	0.437	2/26/16	4,087,000	4,094,038

26     Short Duration Income Fund

CORPORATE BONDS AND NOTES (77.9%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Consumer staples cont.
PepsiCo, Inc. sr. unsec. unsub. notes	0.800	8/25/14	$659,000	$659,151
SABMiller Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes	1.850	1/15/15	1,256,000	1,263,652
WPP Finance UK company guaranty sr. unsec. notes (United Kingdom)	8.000	9/15/14	1,500,000	1,512,518
				69,447,226
Energy (1.5%)
Canadian Natural Resources, Ltd. sr. unsec. unsub. FRN notes (Canada)	0.609	3/30/16	10,300,000	10,331,302
Canadian Natural Resources, Ltd. sr. unsec. unsub. notes (Canada)	4.900	12/1/14	3,700,000	3,754,135
Canadian Natural Resources, Ltd. sr. unsec. unsub. notes (Canada)	1.450	11/14/14	5,919,000	5,936,574
Chevron Corp. sr. unsec. notes	0.889	6/24/16	2,000,000	2,008,636
Devon Energy Corp. sr. unsec. unsub. FRN notes	0.771	12/15/16	4,780,000	4,801,285
Devon Energy Corp. sr. unsec. unsub. FRN notes	0.681	12/15/15	4,000,000	4,014,656
				30,846,588
Financials (55.4%)
Abbey National Treasury Services PLC of Stamford, CT company guaranty sr. unsec. unsub. FRN notes (United Kingdom)	0.740	3/13/17	7,000,000	7,010,766
ABN Amro Bank NV 144A sr. unsec. FRN notes (Netherlands)	1.035	10/28/16	18,618,000	18,781,094
ABN Amro Bank NV 144A sr. unsec. notes (Netherlands)	1.375	1/22/16	2,000,000	2,013,316
Aflac, Inc. sr. unsec. notes	3.450	8/15/15	7,790,000	8,026,855
Allstate Corp. (The) sr. unsec. unsub. notes	5.000	8/15/14	780,000	781,030
American Express Bank FSB sr. unsec. FRN notes Ser. BKNT	0.452	6/12/17	11,500,000	11,474,056
American Express Credit Corp. sr. unsec. FRN notes	0.744	7/29/16	4,000,000	4,024,668
American Express Credit Corp. sr. unsec. FRN notes Ser. MTN	0.497	6/5/17	5,000,000	5,004,595
American Express Credit Corp. sr. unsec. notes Ser. MTN	5.300	12/2/15	2,355,000	2,497,336
American Honda Finance Corp. sr. unsec. unsub. FRN notes	0.732	10/7/16	7,500,000	7,555,140
American Honda Finance Corp. 144A sr. unsec. FRN notes	0.602	5/26/16	4,940,000	4,960,131
American International Group, Inc. unsec. sub. notes	2.375	8/24/15	2,935,000	2,983,959
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes (Australia)	2.125	9/19/14	586,000	587,247
Australia & New Zealand Banking Group, Ltd. 144A sr. unsec. FRN notes (Australia)	0.614	1/10/17	13,000,000	13,034,541
Australia & New Zealand Banking Group, Ltd. 144A sr. unsec. notes (Australia)	3.700	1/13/15	850,000	862,421
Bank of America Corp. sr. unsec. FRN notes	1.050	3/22/16	4,850,000	4,885,643
Bank of America Corp. sr. unsec. unsub. notes	4.500	4/1/15	440,000	451,468
Bank of America Corp. unsec. sub. FRN notes	0.554	8/15/16	3,373,000	3,344,626
Bank of America NA unsec. sub. FRN notes Ser. BKNT	0.511	6/15/16	10,300,000	10,267,720

Short Duration Income Fund     27

CORPORATE BONDS AND NOTES (77.9%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Financials cont.
Bank of Montreal sr. unsec. unsub. FRN notes Ser. MTN (Canada)	0.754	7/15/16	$11,635,000	$11,707,754
Bank of New York Mellon Corp. (The) sr. unsec. FRN notes	0.463	10/23/15	7,390,000	7,403,723
Bank of Nova Scotia sr. unsec. unsub. FRN notes (Canada)	0.754	7/15/16	3,000,000	3,017,598
Bank of Nova Scotia sr. unsec. unsub. FRN notes (Canada)	0.544	4/11/17	10,000,000	10,005,160
Bank of Nova Scotia sr. unsec. unsub. FRN notes Ser. BKNT (Canada)	0.650	12/13/16	4,000,000	4,014,044
Bank of Nova Scotia sr. unsec. unsub. notes (Canada)	3.400	1/22/15	711,000	721,288
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. FRN notes (Japan)	0.640	3/10/17	4,000,000	3,998,972
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. FRN notes (Japan)	0.841	9/9/16	4,300,000	4,322,403
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub. FRN notes (Japan)	0.677	2/26/16	5,160,000	5,171,326
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub. notes (Japan)	1.000	2/26/16	500,000	500,940
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub. FRN notes (France)	1.085	10/28/16	3,000,000	3,025,212
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub. FRN notes (France)	1.084	1/20/17	15,350,000	15,477,037
Barclays Bank PLC sr. unsec. unsub. FRN notes (United Kingdom)	0.806	2/17/17	15,100,000	15,145,466
Barclays Bank PLC sr. unsec. unsub. FRN notes Ser. MTN (United Kingdom)	0.771	12/9/16	5,840,000	5,853,572
BB&T Corp. unsec. sub. notes	5.200	12/23/15	2,315,000	2,450,590
BBVA US Senior SAU bank guaranty sr. unsec. unsub. notes (Spain)	4.664	10/9/15	20,000,000	20,875,340
Bear Stearns Companies, LLC (The) sr. unsec. FRN notes Ser. MTN	0.617	11/21/16	3,775,000	3,771,565
BNP Paribas SA company guaranty sr. unsec. unsub. FRN notes Ser. MTN (France)	0.712	3/17/17	4,000,000	4,002,028
BNP Paribas/BNP Paribas US Medium-Term Note Program, LLC 144A bank guaranty unsec. sub. notes (France)	4.800	6/24/15	1,410,000	1,458,412
BNP Paribas/BNP Paribas US Medium-Term Note Program, LLC 144A bank guaranty unsec. sub. notes (France)	5.125	1/15/15	4,076,000	4,148,553
BNY Mellon NA unsec. sub. notes	4.750	12/15/14	472,000	479,333
Boston Properties LP sr. unsec. unsub. notes R	5.625	4/15/15	6,805,000	7,038,412
Boston Properties LP sr. unsec. unsub. notes R	5.000	6/1/15	9,272,000	9,602,167
BPCE SA bank guaranty sr. unsec. FRN notes Ser. MTN (France)	1.084	2/10/17	10,000,000	10,097,080
BPCE SA company guaranty sr. unsec. unsub. FRB bonds Ser. MTN (France)	0.840	6/23/17	10,000,000	9,997,030
Branch Banking & Trust Co. sr. unsec. FRN notes	0.657	12/1/16	2,000,000	2,001,370
Branch Banking & Trust Co. unsec. sub. FRN notes	0.550	9/13/16	11,765,000	11,733,917

28     Short Duration Income Fund

CORPORATE BONDS AND NOTES (77.9%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Financials cont.
Branch Banking & Trust Co. unsec. sub. FRN notes Ser. BKNT	0.527	5/23/17	$3,000,000	$2,977,827
Brandywine Operating Partnership LP company guaranty sr. unsec. unsub. notes R	5.400	11/1/14	5,000,000	5,055,605
Camden Property Trust sr. unsec. unsub. notes R	5.000	6/15/15	2,596,000	2,693,270
Canadian Imperial Bank of Commerce sr. unsec. unsub. FRN notes Ser. EMTN (Canada)	0.402	2/21/17	6,200,000	6,174,465
Canadian Imperial Bank of Commerce/Canada sr. unsec. unsub. FRN notes (Canada)	0.754	7/18/16	3,000,000	3,017,091
Capital One Financial Corp. sr. unsec. unsub. FRN notes	0.863	11/6/15	7,938,000	7,977,650
Capital One Financial Corp. sr. unsec. unsub. notes	2.150	3/23/15	1,565,000	1,581,270
Capital One NA/Mclean VA sr. unsec. FRN notes Ser. BKNT	0.680	3/22/16	7,000,000	7,015,134
Citigroup, Inc. sr. unsec. FRN notes	0.770	3/10/17	5,000,000	5,006,430
Citigroup, Inc. sr. unsec. sub. FRN notes	0.501	6/9/16	18,000,000	17,898,660
Citigroup, Inc. sub. notes	5.000	9/15/14	760,000	763,843
CNA Financial Corp. sr. unsec. unsub. notes	5.850	12/15/14	5,823,000	5,939,221
Commonwealth Bank of Australia 144A sr. unsec. FRN notes (Australia)	0.731	9/20/16	5,000,000	5,028,595
Commonwealth Bank of Australia 144A sr. unsec. unsub. FRN notes (Australia)	0.590	3/13/17	10,000,000	10,012,830
Commonwealth Bank of Australia/New York, NY sr. unsec. notes	1.250	9/18/15	480,000	483,807
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY sr. unsec. FRN notes (Netherlands)	0.711	3/18/16	9,425,000	9,476,856
Credit Agricole SA/London 144A sr. unsec. FRN notes (United Kingdom)	1.394	4/15/16	10,325,000	10,442,230
Credit Agricole SA 144A sr. unsec. FRN notes (France)	1.082	10/3/16	7,750,000	7,818,208
Credit Suisse/New York, NY sr. unsec. FRN notes Ser. GMTN	0.719	5/26/17	16,660,000	16,696,969
Danske Bank A/S 144A sr. unsec. unsub. notes (Denmark)	3.750	4/1/15	6,003,000	6,129,963
Deutsche Bank AG/London sr. unsec. unsub. FRN notes (United Kingdom)	0.834	2/13/17	5,000,000	5,022,480
Deutsche Bank AG/London sr. unsec. FRN notes (United Kingdom)	0.698	5/30/17	6,000,000	6,008,334
Deutsche Bank Financial, LLC bank guaranty unsec. sub. notes Ser. MTN (Germany)	5.375	3/2/15	7,642,000	7,847,180
Digital Realty Trust LP company guaranty sr. unsec. sub. notes R	4.500	7/15/15	11,992,000	12,303,660
DNB Boligkreditt AS 144A sr. unsub. bonds (Norway)	2.100	10/14/15	2,500,000	2,545,025
Duke Realty LP company guaranty sr. unsec. unsub. notes R	7.375	2/15/15	10,561,000	10,929,505
ERP Operating LP sr. unsec. unsub. notes R	6.584	4/13/15	3,517,000	3,659,337
ERP Operating LP sr. unsec. unsub. notes R	5.250	9/15/14	6,530,000	6,563,564
Fifth Third Bancorp unsec. sub. FRB bonds	0.651	12/20/16	10,565,000	10,493,000
Fifth Third Bank/Cincinnati, Ohio sr. unsec. FRN notes	0.637	2/26/16	9,700,000	9,719,730

Short Duration Income Fund     29

CORPORATE BONDS AND NOTES (77.9%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Financials cont.
Fifth Third Bank/Cincinnati, Ohio unsec. sub. notes Ser. BKNT	4.750	2/1/15	$650,000	$663,449
General Electric Capital Corp. sr. unsec. FRN notes	0.381	9/15/14	100,000	100,001
General Electric Capital Corp. sr. unsec. FRN notes Ser. EMTN	0.431	6/20/16	7,000,000	6,993,364
General Electric Capital Corp. sr. unsec. FRN notes Ser. GMTN	0.884	7/12/16	3,930,000	3,964,301
General Electric Capital Corp. sr. unsec. unsub. FRN notes Ser. GMTN	0.504	5/15/17	11,500,000	11,503,105
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN notes	0.623	11/5/15	5,000,000	5,000,000
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN notes Ser. MTN	0.852	6/4/17	5,000,000	5,004,830
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes	3.300	5/3/15	7,573,000	7,729,981
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GMTN	3.700	8/1/15	1,578,000	1,624,180
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes	4.000	3/30/15	3,365,000	3,442,146
HBOS PLC unsec. sub. FRN notes Ser. EMTN (United Kingdom)	0.934	9/30/16	13,435,000	13,334,372
HBOS PLC unsec. sub. FRN notes Ser. EMTN (United Kingdom)	0.930	9/6/17	7,400,000	7,344,500
HCP, Inc. sr. unsec. unsub. notes R	7.072	6/8/15	13,500,000	14,213,624
Health Care REIT, Inc. sr. unsec. notes R	3.625	3/15/16	4,000,000	4,170,108
HSBC Finance Corp. sr. unsec. notes	5.250	4/15/15	2,701,000	2,790,806
HSBC Finance Corp. sr. unsec. notes	5.000	6/30/15	8,111,000	8,438,173
HSBC Finance Corp. sr. unsec. unsub. FRN notes	0.657	6/1/16	11,153,000	11,155,420
ING Bank NV unsec. sub. FRN notes Ser. EMTN (Netherlands)	0.932	7/3/17	1,526,000	1,514,496
ING Bank NV unsec. sub. FRN notes Ser. EMTN (Netherlands)	0.902	5/23/16	1,000,000	997,000
ING Bank NV 144A sr. unsec. FRN notes (Netherlands)	1.873	9/25/15	3,346,000	3,397,863
ING Bank NV 144A sr. unsec. FRN notes (Netherlands)	1.181	3/7/16	8,150,000	8,221,101
ING Bank NV 144A unsec. sub. notes (Netherlands)	5.125	5/1/15	7,247,000	7,464,881
JPMorgan Chase & Co. unsec. sub. FRN notes	1.445	9/1/15	3,087,000	3,086,664
JPMorgan Chase Bank, NA unsec. sub. FRN notes	0.560	6/13/16	15,135,000	15,082,709
KeyBank NA/Cleveland, OH sr. unsec. FRN notes	0.717	11/25/16	3,000,000	3,013,740
KeyBank NA/Cleveland, OH unsec. sub. notes Ser. BKNT	4.950	9/15/15	250,000	261,286
KeyBank NA/Cleveland, OH unsec. sub. notes Ser. MTN	5.450	3/3/16	5,000,000	5,354,910
KeyCorp sr. unsec. unsub. notes Ser. MTN	3.750	8/13/15	3,600,000	3,716,291
Kimco Realty Corp. sr. unsec. notes Ser. MTN R	5.584	11/23/15	800,000	848,266
Kimco Realty Corp. sr. unsec. notes Ser. MTN R	4.904	2/18/15	5,157,000	5,270,939
Liberty Property LP sr. unsec. unsub. notes R	5.125	3/2/15	600,000	615,069
M&I Marshall & Ilsley Bank unsec. sub. notes	4.850	6/16/15	1,300,000	1,340,089

30     Short Duration Income Fund

CORPORATE BONDS AND NOTES (77.9%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Financials cont.
Mack-Cali Realty LP sr. unsec. unsub. notes R	5.125	1/15/15	$1,000,000	$1,018,277
Macquarie Bank, Ltd. 144A sr. unsec. unsub. FRN notes (Australia)	0.670	6/15/16	10,000,000	9,998,040
Macquarie Group, Ltd. 144A sr. unsec. notes (Australia)	7.300	8/1/14	10,000,000	10,000,000
Manufacturers & Traders Trust Co. sr. unsec. FRB bonds	0.611	1/30/17	5,000,000	5,014,270
Manufacturers & Traders Trust Co. sr. unsec. FRN notes Ser. BKNT	0.534	7/25/17	6,000,000	5,996,346
Manufacturers & Traders Trust Co. sr. unsec. FRN notes Ser. BKNT	0.531	3/7/16	10,000,000	9,984,480
Mass Mutual Global Funding II 144A sr. unsub. notes	2.300	9/28/15	500,000	509,574
Mellon Funding Corp. company guaranty unsec. sub. notes	5.000	12/1/14	1,600,000	1,623,426
Merrill Lynch & Co., Inc. unsec. sub. FRN notes	0.773	5/2/17	3,167,000	3,141,369
Metropolitan Life Global Funding I 144A FRB Bonds	0.764	7/15/16	3,560,000	3,572,531
Metropolitan Life Global Funding I 144A FRN	0.614	4/10/17	10,000,000	10,021,110
Metropolitan Life Global Funding I 144A sr. notes	2.000	1/9/15	725,000	729,865
Mizuho Bank, Ltd. 144A company guaranty sr. unsec. FRN notes (Japan)	0.663	4/16/17	11,000,000	11,008,624
Mizuho Securities USA, Inc. 144A unsec. FRN notes	0.730	12/10/14	6,000,000	5,999,586
Morgan Stanley sr. unsec. unsub. FRN notes Ser. GMTN	1.181	12/19/14	500,000	501,502
Morgan Stanley sr. unsec. unsub. FRN notes Ser. MTN	0.684	10/18/16	13,000,000	13,020,969
Morgan Stanley sr. unsec. unsub. notes	5.375	10/15/15	5,268,000	5,554,637
National Australia Bank, Ltd. 144A sr. unsec. FRB bonds (Australia)	0.657	12/2/16	4,000,000	4,013,860
National Australia Bank, Ltd. 144A sr. unsec. FRN notes (Australia)	0.602	3/17/17	5,000,000	5,011,635
National Australia Bank, Ltd./New York sr. unsec. FRN notes (Australia)	1.353	8/7/15	1,000,000	1,010,840
National Australia Bank, Ltd./New York sr. unsec. FRN notes (Australia)	0.784	7/25/16	7,600,000	7,645,076
National Australia Bank, Ltd./New York sr. unsec. notes (Australia)	1.600	8/7/15	362,000	366,663
National Bank of Canada bank guaranty sr. unsec. notes (Canada)	1.500	6/26/15	3,285,000	3,319,512
National City Bank/Cleveland, OH unsec. sub. FRN notes Ser. BKNT	0.601	6/7/17	4,515,000	4,507,636
National City Bank/Cleveland, OH unsec. sub. FRN notes Ser. BKNT	0.581	12/15/16	4,250,000	4,240,319
Nationwide Building Society 144A sr. unsec. notes (United Kingdom)	4.650	2/25/15	7,054,000	7,216,806
Nationwide Building Society 144A sr. unsec. sub. notes (United Kingdom)	5.000	8/1/15	12,000,000	12,480,000
Nordea Bank AB 144A sr. unsec. FRN notes (Sweden)	0.684	5/13/16	8,700,000	8,741,551
Nordea Bank AB 144A sr. unsec. notes (Sweden)	2.250	3/20/15	210,000	212,556
Nordea Bank AB 144A sr. unsec. unsub. FRN notes (Sweden)	0.592	4/4/17	6,000,000	6,007,836

Short Duration Income Fund     31

CORPORATE BONDS AND NOTES (77.9%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Financials cont.
PNC Bank NA sr. unsec. unsub. FRN notes Ser. BKNT	0.554	4/29/16	$7,525,000	$7,528,311
PNC Bank NA sr. unsec. FRN notes	0.545	1/28/16	1,954,000	1,956,579
PNC Funding Corp. bank guaranty unsec. sub. notes	5.250	11/15/15	3,204,000	3,384,930
Principal Life Global Funding II 144A notes	1.000	12/11/15	4,835,000	4,860,422
Prudential Covered Trust 2012-1 144A company guaranty mtge. notes	2.997	9/30/15	5,628,000	5,763,781
Prudential Financial, Inc. sr. unsec. unsub. notes Ser. MTN	3.875	1/14/15	11,650,000	11,830,389
Prudential Financial, Inc. sr. unsec. unsub. notes Ser. MTNB	5.100	9/20/14	5,985,000	6,021,939
Realty Income Corp. sr. unsec. notes R	5.500	11/15/15	4,900,000	5,186,145
Regions Financial Corp. sr. unsec. unsub. notes	7.750	11/10/14	16,782,000	17,101,781
Regions Financial Corp. sr. unsec. unsub. notes	5.750	6/15/15	3,195,000	3,327,305
Royal Bank of Canada sr. unsec. FRN notes (Canada)	0.563	1/23/17	2,000,000	2,005,398
Royal Bank of Canada sr. unsec. unsub. FRN notes Ser. GMTN (Canada)	0.691	9/9/16	12,340,000	12,404,526
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRN notes (United Kingdom)	1.174	3/31/17	11,000,000	11,074,701
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes (United Kingdom)	2.550	9/18/15	5,054,000	5,149,601
Royal Bank of Scotland PLC (The) bank guaranty sr. unsec. unsub. notes (United Kingdom)	3.950	9/21/15	3,150,000	3,258,688
Royal Bank of Scotland PLC (The) usnec. sub. FRN notes Ser. EMTN (United Kingdom)	1.014	10/14/16	2,000,000	1,987,500
Santander Holdings USA, Inc. sr. unsec. unsub. notes	4.625	4/19/16	2,000,000	2,119,530
Santander US Debt SAU 144A bank guaranty sr. unsec. unsub. notes (Spain)	3.781	10/7/15	1,550,000	1,596,626
Santander US Debt SAU 144A bank guaranty sr. unsec. unsub. notes (Spain)	3.724	1/20/15	8,100,000	8,203,680
Simon Property Group LP sr. unsec. unsub. notes R	5.750	12/1/15	1,024,000	1,080,788
Simon Property Group LP sr. unsec. unsub. notes R	5.625	8/15/14	2,795,000	2,799,156
Simon Property Group LP sr. unsec. unsub. notes R	5.100	6/15/15	1,000,000	1,039,496
Simon Property Group LP sr. unsec. unsub. notes R	4.200	2/1/15	6,189,000	6,244,379
Societe Generale SA 144A sr. unsec. notes (France)	3.100	9/14/15	5,450,000	5,583,460
Standard Chartered PLC 144A sr. unsec. unsub. notes (United Kingdom)	5.500	11/18/14	3,714,000	3,767,110
Standard Chartered PLC 144A sr. unsec. unsub. notes (United Kingdom)	3.850	4/27/15	5,000,000	5,116,235
Sumitomo Mitsui Banking Corp. bank guaranty sr. unsec. FRN notes (Japan)	0.902	7/19/16	3,250,000	3,272,315
Sumitomo Mitsui Banking Corp. company guaranty sr. unsec. FRN notes (Japan)	0.664	1/10/17	6,000,000	6,013,032
Sumitomo Mitsui Banking Corp. company guaranty sr. unsec. unsub. FRN notes Ser. GMTN (Japan)	0.554	7/11/17	5,000,000	5,004,280
Sumitomo Mitsui Banking Corp. sr. unsec. notes (Japan)	1.350	7/18/15	1,450,000	1,460,488
Sumitomo Mitsui Banking Corp. 144A sr. unsec. unsub. bonds (Japan)	3.150	7/22/15	2,290,000	2,346,174
Sun Trust Bank of Atlanta, GA unsec. sub. FRN notes	0.517	8/24/15	8,270,000	8,260,614

32     Short Duration Income Fund

CORPORATE BONDS AND NOTES (77.9%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Financials cont.
Suncorp-Metway, Ltd. 144A sr. unsec. FRN notes (Australia)	0.934	3/28/17	$15,250,000	$15,249,787
SunTrust Bank/Atlanta, GA sr. unsec. FRN notes Ser. BKNT	0.664	2/15/17	10,000,000	10,010,040
SunTrust Bank/Atlanta, GA unsec. sub. notes Ser. BKNT	5.000	9/1/15	752,000	783,927
Svenska Handelsbanken AB sr. unsec. FRN notes (Sweden)	0.700	9/23/16	5,665,000	5,696,310
Svenska Handelsbanken AB sr. unsec. FRN notes (Sweden)	0.680	3/21/16	11,410,000	11,467,963
TD Ameritrade Holding Corp. company guaranty sr. unsec. unsub. notes	4.150	12/1/14	2,245,000	2,271,940
Toronto-Dominion Bank (The) sr. unsec. FRB bonds Ser. MTN (Canada)	0.691	9/9/16	8,000,000	8,043,504
Toronto-Dominion Bank (The) sr. unsec. FRN notes (Canada)	0.463	5/2/17	6,000,000	6,001,632
Toronto-Dominion Bank (The) sr. unsec. FRN notes Ser. MTN (Canada)	0.403	5/1/15	4,000,000	4,004,732
UBS AG/Stamford, CT sr. unsec. notes Ser. BKNT	3.875	1/15/15	1,500,000	1,523,177
UBS AG/Stamford, CT unsec. sub. notes	7.375	7/15/15	5,625,000	5,955,131
UDR, Inc. company guaranty sr. unsec. unsub. notes Ser. MTN R	5.250	1/15/15	8,456,000	8,630,667
US Bank NA/Cincinnati, OH sr. unsec. FRN notes Ser. BKNT	0.466	1/30/17	7,000,000	7,003,199
US Bank NA/Cincinnati, OH sr. unsec. FRN notes Ser. BKNT	0.352	4/22/16	5,000,000	4,999,530
US Bank NA/Cincinnati, OH unsec. sub. notes FRN Ser. BKNT	0.514	10/14/14	2,114,000	2,115,125
US Bank NA/Cincinnati, OH unsec. sub. notes Ser. BKNT	4.800	4/15/15	3,750,000	3,867,015
Ventas Realty LP/Ventas Capital Corp. company guaranty sr. unsec. unsub. notes R	3.125	11/30/15	10,377,000	10,689,047
Vornado Realty LP sr. unsec. unsub. notes R	4.250	4/1/15	20,219,000	20,517,250
Wachovia Corp. unsec. sub. FRN notes	0.604	10/15/16	5,426,000	5,417,226
Wachovia Corp. unsec. sub. FRN notes	0.576	10/28/15	8,544,000	8,546,837
Wells Fargo Bank, NA unsec. sub. FRN notes	0.435	5/16/16	6,352,000	6,342,313
Westpac Banking Corp. sr. unsec. unsub. FRN notes (Australia)	0.993	9/25/15	3,880,000	3,910,916
Westpac Banking Corp. sr. unsec. unsub. FRN notes (Australia)	0.657	11/25/16	6,600,000	6,621,127
Westpac Banking Corp. sr. unsec. unsub. FRN notes (Australia)	0.557	5/19/17	6,000,000	6,003,294
Westpac Banking Corp. sr. unsec. unsub. notes (Australia)	3.000	8/4/15	2,000,000	2,051,258
Westpac Banking Corp. sr. unsec. unsub. notes (Australia)	1.125	9/25/15	1,330,000	1,338,544
				1,159,786,053
Health care (1.2%)
AbbVie, Inc. sr. unsec. unsub. FRN notes	0.983	11/6/15	3,624,000	3,652,072
AbbVie, Inc. sr. unsec. unsub. notes	1.200	11/6/15	1,795,000	1,804,417

Short Duration Income Fund     33

CORPORATE BONDS AND NOTES (77.9%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Health care cont.
Amgen, Inc. sr. unsec. FRN notes	0.608	5/22/17	$15,000,000	$15,020,730
Coventry Health Care, Inc. sr. unsec. notes	6.125	1/15/15	1,310,000	1,342,758
McKesson Corp. sr. unsec. unsub. FRN notes	0.630	9/10/15	3,000,000	3,005,253
				24,825,230
Technology (1.9%)
eBay, Inc. sr. unsec. unsub. FRN notes	0.435	7/28/17	10,000,000	10,005,710
Oracle Corp. sr. unsec. unsub. FRN notes	0.433	7/7/17	15,000,000	15,017,190
Western Union Co. (The) sr. unsec. unsub. FRN notes	1.227	8/21/15	12,255,000	12,326,483
Xerox Corp. sr. unsec. unsub. notes	4.250	2/15/15	1,398,000	1,425,506
				38,774,889
Transportation (0.2%)
Kansas City Southern de Mexico SA de CV sr. unsec. FRN notes	0.935	10/28/16	4,000,000	4,013,236
				4,013,236
Utilities and power (3.8%)
Atmos Energy Corp. sr. unsec. unsub. notes	4.950	10/15/14	2,000,000	2,017,898
CMS Energy Corp. sr. unsec. unsub. notes	4.250	9/30/15	2,000,000	2,076,208
Duke Energy Corp. sr. unsec. unsub. FRN notes	0.612	4/3/17	9,100,000	9,126,308
Duke Energy Ohio, Inc. sr. FRB bonds	0.370	3/6/15	1,000,000	1,000,545
Duke Energy Progress, Inc. sr. FRN mtge. notes	0.430	3/6/17	5,000,000	5,002,575
Electricite de France (EDF) 144A sr. unsec. FRN notes (France)	0.694	1/20/17	8,000,000	8,021,768
Enbridge, Inc. sr. unsec. unsub. FRN notes (Canada)	0.678	6/2/17	5,000,000	5,009,755
Georgia Power Co. sr. unsec. unsub. FRN notes	0.551	3/15/16	4,707,000	4,703,442
Georgia Power Co. sr. unsec. unsub. notes	0.625	11/15/15	2,000,000	2,000,680
Kinder Morgan Energy Partners LP sr. unsec. notes	5.625	2/15/15	1,465,000	1,503,713
Kinder Morgan Energy Partners LP sr. unsec. notes	5.125	11/15/14	2,801,000	2,836,629
LG&E and KU Energy, LLC sr. unsec. unsub. notes	2.125	11/15/15	4,000,000	4,052,456
National Rural Utilities Cooperative Finance Corp. sr. unsec. FRN notes Ser. MTN	0.474	5/12/17	15,000,000	14,991,690
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes	7.875	12/15/15	3,453,000	3,778,618
Oncor Electric Delivery Co., LLC sr. notes	6.375	1/15/15	1,910,000	1,958,946
Peco Energy Co. sr. bonds	5.000	10/1/14	500,000	503,580
Potomac Edison Co. (The) sr. unsub. notes	5.125	8/15/15	3,675,000	3,811,614
TransCanada PipeLines, Ltd. sr. unsec. unsub. FRN notes (Canada)	0.914	6/30/16	7,100,000	7,163,545
				79,559,970
Total corporate bonds and notes (cost $1,626,556,277)				$1,629,800,503

COMMERCIAL PAPER (14.1%)*	Yield (%)	Maturity date	Principal amount	Value
AXA Financial, Inc.	0.543	5/22/15	$8,000,000	$7,970,172
AXA Financial, Inc.	0.250	8/4/14	5,000,000	4,999,906
Cabot Corp.	0.250	8/1/14	4,500,000	4,499,975
CIGNA Corp.	0.401	11/3/14	1,248,000	1,247,121
DCP Midstream, LLC	0.550	8/6/14	10,000,000	9,999,367
DCP Midstream, LLC	0.530	8/1/14	10,000,000	9,999,894

34     Short Duration Income Fund

COMMERCIAL PAPER (14.1%)* cont.	Yield (%)	Maturity date	Principal amount	Value
Electricite De France SA (France)	0.563	1/6/15	$4,000,000	$3,995,195
Entergy Corp. 144A	0.650	8/22/14	4,500,000	4,498,897
Entergy Corp. 144A	0.650	8/14/14	3,009,000	3,008,545
ERAC USA Finance, LLC	0.350	10/24/14	4,000,000	3,997,290
Experian Finance PLC (United Kingdom)	0.340	9/11/14	9,000,000	8,997,417
Experian Finance PLC (United Kingdom)	0.320	8/18/14	5,000,000	4,999,463
Experian Finance PLC (United Kingdom)	0.320	8/13/14	2,000,000	1,999,850
FMC Corp.	0.270	8/20/14	3,246,000	3,245,607
Ford Motor Credit Co., LLC	0.743	12/1/14	1,600,000	1,597,086
GATX Corp.	0.320	8/27/14	8,750,000	8,748,511
Glencore Funding, LLC	0.571	8/19/14	998,000	997,868
Glencore Funding, LLC	0.440	10/16/14	2,500,000	2,498,444
Hawaiian Electric Co., Inc.	0.570	8/8/14	10,000,000	9,999,153
Hawaiian Electric Co., Inc.	0.570	8/4/14	10,000,000	9,999,578
Intesa Funding, LLC (Spain)	0.501	9/22/14	7,500,000	7,496,228
Kansas City Southern Railway Co. (The) 144A	0.480	8/1/14	16,000,000	15,999,845
Marriott International, Inc./DE	0.310	8/5/14	6,000,000	5,999,833
Mohawk Industries, Inc. 144A	0.500	8/22/14	6,500,000	6,498,407
Mohawk Industries, Inc. 144A	0.500	8/5/14	12,000,000	11,999,366
Molson Coors Brewing Co.	0.310	8/11/14	10,000,000	9,998,824
Mondelez International, Inc.	0.441	10/15/14	3,000,000	2,998,220
Mondelez International, Inc.	0.411	8/11/14	9,000,000	8,999,437
Mondelez International, Inc.	0.361	8/15/14	3,000,000	2,999,738
Mondelez International, Inc.	0.310	8/21/14	4,000,000	3,999,487
Monsanto Co. 144A	0.280	8/28/14	5,000,000	4,999,053
Newell Rubbermaid, Inc.	0.500	8/1/14	15,960,000	15,959,823
NiSource Finance Corp.	0.650	8/18/14	6,000,000	5,997,180
NiSource Finance Corp.	0.577	8/22/14	13,500,000	13,491,888
Spectra Energy Partners LP	0.250	8/12/14	10,423,000	10,422,007
Time Warner Cable, Inc.	0.300	9/5/14	10,000,000	9,997,620
Time Warner Cable, Inc. 144A	0.300	8/8/14	5,000,000	4,999,777
Vodafone Group PLC (United Kingdom)	0.563	6/29/15	5,000,000	4,977,199
Vodafone Group PLC (United Kingdom)	0.503	6/4/15	5,000,000	4,979,125
Whirlpool Corp.	0.280	8/7/14	10,000,000	9,999,261
WPP CP, LLC	0.380	9/17/14	14,893,000	14,887,956
Wyndham Worldwide Corp.	0.590	8/26/14	6,000,000	5,998,154
Wyndham Worldwide Corp. 144A	0.550	8/6/14	5,000,000	4,999,667
Total commercial paper (cost $295,975,695)				$295,997,434

MORTGAGE-BACKED SECURITIES (6.9%)*	Interest rate (%)	Maturity date	Principal amount	Value
Agency collateralized mortgage obligations (1.6%)
Federal Home Loan Mortgage Corporation
Ser. 1619, Class PZ	6.500	11/15/23	$374,029	$414,200
Ser. 2345, Class PQ	6.500	8/15/16	121,789	127,520
Ser. 2430, Class UD	6.000	3/15/17	98,583	103,372
Ser. 3724, Class CM	5.500	6/15/37	495,900	548,965

Short Duration Income Fund     35

MORTGAGE-BACKED SECURITIES (6.9%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 3316, Class CD	5.500	5/15/37	$224,348	$248,758
Ser. 3302, Class DA	5.500	12/15/17	27,581	27,684
Ser. 2503, Class B	5.500	9/15/17	112,599	118,748
Ser. 3662, Class QA	5.000	3/15/38	251,090	256,052
Ser. 3028, Class BA	5.000	4/15/34	99,686	101,785
Ser. 2938, Class ND	5.000	10/15/33	29,761	30,227
Ser. 2888, Class CG	5.000	8/15/33	140,818	144,347
Ser. 2840, Class OE	5.000	2/15/33	56,333	56,834
Ser. 2875, Class GM	5.000	1/15/33	55,010	55,216
Ser. 3331, Class NV	5.000	6/15/29	286,000	299,404
Ser. 3580, Class VB	5.000	4/15/29	119,998	121,514
Ser. 2561, Class BD	5.000	2/15/18	346,508	365,114
Ser. 2541, Class JC	5.000	12/15/17	160,223	168,564
Ser. 2542, Class ES	5.000	12/15/17	30,534	31,935
Ser. 2519, Class AH	5.000	11/15/17	337,353	354,609
Ser. 2513, Class DB	5.000	10/15/17	44,109	46,286
Ser. 3539, Class PM	4.500	5/15/37	107,363	113,863
Ser. 3730, Class PL	4.500	1/15/33	12,474	12,484
Ser. 3697, Class BM	4.500	9/15/31	17,554	17,636
Ser. 3624, Class G	4.500	7/15/27	84,098	85,059
Ser. 2958, Class QD	4.500	4/15/20	63,696	66,910
Ser. 2882, Class UM	4.500	8/15/19	123,580	126,086
Ser. 2931, Class AM	4.500	7/15/19	12,122	12,201
Ser. 3845, Class KP	4.000	4/15/38	246,892	249,072
Ser. 3681, Class AH	4.000	10/15/27	460,767	468,830
Ser. 2854, Class DL	4.000	9/15/19	280,211	293,921
Ser. 2864, Class GB	4.000	9/15/19	195,571	205,438
Ser. 2783, Class AY	4.000	4/15/19	187,060	195,756
Ser. 3805, Class AK	3.500	4/15/24	141,822	148,881
Ser. 2643, Class ME	3.500	3/15/18	49,078	49,928
Ser. 3683, Class JH	2.500	12/15/23	61,855	62,476
Ser. 3611, Class PO, PO	0.000	7/15/34	138,858	123,922
Ser. 1420, Class B, PO	0.000	11/15/22	62,811	59,534
Federal National Mortgage Association
Ser. 11-15, Class AB	9.750	8/25/19	343,980	384,234
Ser. 10-110, Class AE	9.750	11/25/18	252,907	282,864
Ser. 06-10, Class GC F	6.000	9/25/34	2,832,189	2,917,405
Ser. 06-124, Class A	5.625	11/25/36	52,628	54,599
Ser. 05-48, Class AR	5.500	2/25/35	219,046	236,983
Ser. 08-8, Class PA	5.000	2/25/38	228,384	238,322
Ser. 09-86, Class PC F	5.000	3/25/37	2,196,260	2,240,468
Ser. 09-55, Class PC	5.000	9/25/36	12,764	12,784
Ser. 05-101, Class ND	5.000	6/25/34	74,637	75,295
Ser. 09-15, Class MC	5.000	3/25/24	100,451	106,636

36     Short Duration Income Fund

MORTGAGE-BACKED SECURITIES (6.9%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 03-92, Class VH	5.000	2/25/19	$650,000	$662,188
Ser. 02-73, Class OE	5.000	11/25/17	150,717	158,180
Ser. 02-65, Class HC	5.000	10/25/17	24,062	25,017
Ser. 09-100, Class PA	4.500	4/25/39	39,936	41,192
Ser. 04-8, Class GD	4.500	10/25/32	134,255	137,398
Ser. 04-26, Class PD	4.500	8/25/32	233,748	242,827
Ser. 11-60, Class PA	4.000	10/25/39	67,171	69,632
Ser. 11-4, Class JP	4.000	6/25/39	939,350	964,185
Ser. 11-36, Class PA	4.000	2/25/39	753,887	792,800
Ser. 11-113, Class LA	4.000	6/25/37	62,605	63,001
Ser. 03-43, Class YA	4.000	3/25/33	610,860	630,704
Ser. 10-109, Class JB	4.000	8/25/28	402,753	420,278
Ser. 10-17, Class CA	4.000	11/25/23	92,842	94,188
Ser. 11-89, Class VA	4.000	9/25/23	630,710	644,558
Ser. 11-111, Class VA	4.000	1/25/23	271,092	273,180
Ser. 11-111, Class VC	4.000	1/25/23	38,087	38,071
Ser. 04-27, Class HB	4.000	5/25/19	86,741	91,657
Ser. 03-128, Class NG	4.000	1/25/19	214,764	224,224
Ser. 11-20, Class PC	3.500	3/25/39	185,140	193,702
Ser. 11-40, Class DA	3.500	11/25/37	403,417	406,955
Ser. 10-155, Class A	3.500	9/25/25	55,834	56,264
Ser. 11-42, Class BJ	3.000	8/25/25	1,145,513	1,183,464
Ser. 10-49, Class KC	3.000	11/25/23	116,666	118,441
Ser. 10-43, Class KG	3.000	1/25/21	211,797	219,092
Ser. 11-23, Class AB	2.750	6/25/20	143,108	147,065
Ser. 10-81, Class AP	2.500	7/25/40	283,288	286,700
FRB Ser. 10-90, Class GF	0.655	8/25/40	4,284,043	4,299,038
FRB Ser. 06-74, Class FL	0.505	8/25/36	1,093,288	1,094,313
FRB Ser. 05-63, Class FC	0.405	10/25/31	1,628,370	1,623,726
Ser. 92-96, Class B, PO	0.000	5/25/22	83,149	81,756
Government National Mortgage Association
Ser. 09-46, Class HC	5.000	11/20/34	45,610	45,833
Ser. 10-61, Class EA	5.000	9/20/31	240,064	247,404
Ser. 10-31, Class VA	5.000	3/20/21	657,779	675,553
Ser. 10-39, Class PH	4.500	11/20/38	522,001	551,363
Ser. 11-7, Class CA	4.500	11/20/37	171,729	178,419
Ser. 09-109, Class NK	4.500	7/20/37	587,627	618,200
Ser. 09-94, Class MB	4.500	4/20/37	592,746	618,679
Ser. 10-29, Class PA	4.500	8/20/36	363,427	371,604
Ser. 09-116, Class EK	4.500	12/20/34	224,088	232,150
Ser. 09-54, Class HT	4.500	12/20/34	117,284	120,651
Ser. 09-46, Class G	4.500	9/20/34	90,330	91,989
Ser. 09-29, Class NP	4.500	6/16/34	38,673	38,804
Ser. 09-31, Class MA	4.500	8/20/33	27,627	27,828

Short Duration Income Fund     37

MORTGAGE-BACKED SECURITIES (6.9%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 09-59, Class P	4.250	9/20/33	$209,418	$218,435
Ser. 09-32, Class AB	4.000	5/16/39	56,116	59,262
Ser. 10-32, Class CJ	4.000	1/20/38	542,942	564,637
Ser. 08-31, Class PN	4.000	11/20/36	13,757	13,836
Ser. 08-38, Class PS	3.500	5/20/37	29,300	29,537
Ser. 09-93, Class EJ	3.500	5/20/35	16,312	16,446
Ser. 09-118, Class AW	3.000	5/20/37	1,204,772	1,237,904
				33,705,051
Commercial mortgage-backed securities (1.6%)
Banc of America Commercial Mortgage Trust
Ser. 07-1, Class A3	5.449	1/15/49	163,305	163,419
Ser. 06-5, Class A2	5.317	9/10/47	2,487,425	2,495,806
Ser. 06-6, Class A2	5.309	10/10/45	38,657	38,842
COMM Mortgage Trust Ser. 05-C6, Class AJ	5.209	6/10/44	1,581,000	1,636,414
Credit Suisse First Boston Mortgage Securities Corp.
Ser. 05-C6, Class AJ	5.230	12/15/40	1,616,000	1,674,984
FRB Ser. 05-C1, Class AJ	5.075	2/15/38	1,513,000	1,528,603
DBRR Trust 144A FRB Ser. 13-EZ3, Class A	1.636	12/18/49	2,402,531	2,420,550
GE Capital Commercial Mortgage Corp. Ser. 07-C1, Class AAB	5.477	12/10/49	385,033	392,957
GMAC Commercial Mortgage Securities, Inc. Trust FRB Ser. 04-C2, Class A4	5.301	8/10/38	1,341,539	1,341,367
Greenwich Capital Commercial Funding Corp. Ser. 07-GG9, Class A2 F	5.381	3/10/39	514,535	519,687
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 07-C1, Class A3	5.790	2/15/51	213,413	213,742
FRB Ser. 07-LD11, Class A2	5.790	6/15/49	511,882	515,721
Ser. 04-LN2, Class A2	5.115	7/15/41	1,315,125	1,317,698
Merrill Lynch Mortgage Trust Ser. 04-BPC1, Class AJ	4.922	10/12/41	1,715,000	1,713,628
Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2FX	5.592	4/12/49	1,408,245	1,413,737
Ser. 07-HQ11, Class A31	5.439	2/12/44	732,905	751,668
FRB Ser. 04-T13, Class C	4.790	9/13/45	101,173	101,678
Selkirk, Ltd. 144A Ser. 1, Class A (Cayman Islands)	1.329	2/20/41	8,778,567	8,726,442
Selkirk, Ltd. 144A Ser. 2, Class A (Cayman Islands)	1.183	2/20/41	5,249,579	5,231,637
Wachovia Bank Commercial Mortgage Trust Ser. 07-C31, Class A2	5.421	4/15/47	52,943	52,984
				32,251,564
Residential mortgage-backed securities (non-agency) (3.7%)
Barclays Capital, LLC Trust 144A FRB Ser. 10-RR6, Class 2A8	0.432	5/26/37	2,250,000	2,202,300
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 05-4, Class M1	0.652	1/25/36	3,566,450	3,564,667
FRB Ser. 05-SD2, Class 1A3	0.555	3/25/35	3,410,608	3,401,741

38     Short Duration Income Fund

MORTGAGE-BACKED SECURITIES (6.9%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Citigroup Mortgage Loan Trust, Inc. 144A
FRB Ser. 09-6, Class 12A1	2.612	7/25/36	$1,414,600	$1,441,195
FRB Ser. 09-5, Class 1A1	2.507	6/25/37	1,065,480	1,074,803
FRB Ser. 12-11, Class 3A1	0.445	12/25/35	2,496,614	2,475,393
Countrywide Asset Backed Certificates
FRB Ser. 04-8, Class M1	1.205	1/25/35	8,937,665	8,974,309
FRB Ser. 05-1, Class MV3	0.632	7/25/35	1,400,000	1,386,000
Morgan Stanley Mortgage Loan Trust
FRB Ser. 05-6AR, Class 1A2	0.425	11/25/35	3,995,906	3,975,057
FRB Ser. 05-5AR, Class 1A1	0.425	9/25/35	12,496,499	12,453,511
Opteum Mortgage Acceptance Corp. Trust
FRB Ser. 05-1, Class M1	0.625	2/25/35	3,059,000	3,048,485
FRB Ser. 05-4, Class 1A1C	0.565	11/25/35	4,768,915	4,669,245
People’s Choice Home Loan Securities Trust FRB Ser. 05-2, Class M2	0.800	5/25/35	12,620,247	12,601,569
Residential Accredit Loans, Inc. Ser. 03-QR13, Class A3	4.000	7/25/33	1,177,024	1,192,207
Residential Asset Securities Corp. FRB Ser. 05-KS4, Class M1	0.565	5/25/35	2,084,132	2,085,109
Structured Asset Securities Corp Mortgage Loan Trust FRB Ser. 07-BC2, Class A3	0.285	3/25/37	13,713,462	13,627,753
				78,173,344
Total mortgage-backed securities (cost $144,370,406)				$144,129,959

CERTIFICATES OF DEPOSIT (1.0%)*	Interest rate (%)	Maturity date	Principal amount	Value
Bank of Montreal/Chicago, IL FRN (Canada)	0.372	10/21/15	$5,000,000	$4,998,695
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York, NY FRN (Japan)	0.612	7/15/16	7,000,000	6,997,165
Canadian Imperial Bank of Commerce/New York, NY FRN	0.477	11/26/14	1,000,000	1,000,812
Credit Suisse/New York, NY FRN	0.641	12/7/15	4,000,000	4,003,200
Nordea Bank Finland PLC/New York FRN	0.716	2/19/16	2,000,000	2,007,372
Sumitomo Mitsui Banking Corp./New York FRN (Japan)	0.547	3/3/16	2,000,000	1,999,374
Total certificates of deposit (cost $21,000,000)				$21,006,618

ASSET-BACKED SECURITIES (1.0%)*	Interest rate (%)	Maturity date	Principal amount	Value
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A	1.054	7/25/16	$20,000,000	$20,000,000
Total asset-backed securities (cost $20,000,000)				$20,000,000

Short Duration Income Fund     39

MUNICIPAL BONDS AND NOTES (0.3%)*	Yield (%)	Maturity date	Principal amount	Value
WI Hsg. & Econ. Dev. Auth. VRDN, Ser. D	0.100	9/1/34	$590,000	$590,000
WI Hsg. & Econ. Dev. Auth. VRDN, Ser. D	0.090	3/1/38	5,130,000	5,130,000
Total municipal bonds and notes (cost $5,720,000)				$5,720,000

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (0.2%)*	Interest rate (%)	Maturity date	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association Pass-Through Certificates	4.500	10/15/19	$144,832	$154,282
Government National Mortgage Association Pass-Through Certificates	4.500	5/15/18	142,682	150,511
				304,793
U.S. Government Agency Mortgage Obligations (0.2%)
Federal Home Loan Mortgage Corporation	4.500	10/1/18	42,047	43,919
Federal Home Loan Mortgage Corporation Pass-Through Certificates	6.500	3/1/19	101,991	110,626
Federal Home Loan Mortgage Corporation Pass-Through Certificates	6.500	6/1/17	112,537	119,222
Federal Home Loan Mortgage Corporation Pass-Through Certificates	6.000	2/2/19	94,049	97,635
Federal Home Loan Mortgage Corporation Pass-Through Certificates	6.000	9/1/17	221,225	234,100
Federal Home Loan Mortgage Corporation Pass-Through Certificates	6.000	7/1/17	221,837	234,438
Federal Home Loan Mortgage Corporation Pass-Through Certificates	6.000	6/1/17	123,767	130,447
Federal Home Loan Mortgage Corporation Pass-Through Certificates	5.500	11/1/18	130,426	138,129
Federal Home Loan Mortgage Corporation Pass-Through Certificates	5.500	4/1/18	111,742	118,490
Federal Home Loan Mortgage Corporation Pass-Through Certificates	5.000	5/1/21	164,648	175,729
Federal Home Loan Mortgage Corporation Pass-Through Certificates	5.000	11/1/19	170,355	181,058
Federal Home Loan Mortgage Corporation Pass-Through Certificates	5.000	5/1/18	68,831	72,467
Federal Home Loan Mortgage Corporation Pass-Through Certificates	5.000	3/1/18	79,285	83,644
Federal Home Loan Mortgage Corporation Pass-Through Certificates	5.000	2/1/18	87,255	92,052
Federal Home Loan Mortgage Corporation Pass-Through Certificates	4.500	8/1/18	104,709	110,456
Federal National Mortgage Association Pass-Through Certificates	6.500	12/1/19	209,645	221,476
Federal National Mortgage Association Pass-Through Certificates	6.500	8/1/17	129,068	136,954
Federal National Mortgage Association Pass-Through Certificates	6.000	5/1/23	123,702	133,663

40     Short Duration Income Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (0.2%)* cont.	Interest rate (%)	Maturity date	Principal amount	Value
U.S. Government Agency Mortgage Obligations (0.2%) cont.
Federal National Mortgage Association Pass-Through Certificates	6.000	9/1/19	$43,015	$45,400
Federal National Mortgage Association Pass-Through Certificates	6.000	9/1/18	64,880	69,104
Federal National Mortgage Association Pass-Through Certificates	6.000	12/1/17	115,685	121,839
Federal National Mortgage Association Pass-Through Certificates	5.500	11/1/23	184,842	197,029
Federal National Mortgage Association Pass-Through Certificates	5.500	6/1/20	210,855	224,958
Federal National Mortgage Association Pass-Through Certificates	5.500	11/1/18	182,805	193,099
Federal National Mortgage Association Pass-Through Certificates	5.500	4/1/18	238,765	251,658
Federal National Mortgage Association Pass-Through Certificates	5.000	11/1/19	167,609	178,866
				3,716,458
Total U.S. government and agency mortgage obligations (cost $4,055,199)				$4,021,251

TOTAL INVESTMENTS
Total investments (cost $2,117,677,577)	$2,120,675,765

Key to holding’s abbreviations
BKNT	Bank Note
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNB	Medium Term Notes Class B
PO	Principal Only
VRDN

Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2013 through July 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $2,092,926,448.
F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
R	Real Estate Investment Trust.
Debt obligations are considered secured unless otherwise indicated.

Short Duration Income Fund     41

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	68.8%
United Kingdom	7.3
Canada	5.3
Australia	5.0
France	3.5
Japan	2.5
Netherlands	2.4
Spain	1.8
Sweden	1.5
Germany	0.7
Cayman Islands	0.7
Other	0.5
Total	100.0%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$20,000,000	$—
Certificates of deposit	—	21,006,618	—
Commercial paper	—	295,997,434	—
Corporate bonds and notes	—	1,629,800,503	—
Mortgage-backed securities	—	144,129,959	—
Municipal bonds and notes	—	5,720,000	—
U.S. government and agency mortgage obligations	—	4,021,251	—
Totals by level	$—	$2,120,675,765	$—

The accompanying notes are an integral part of these financial statements.

42     Short Duration Income Fund

	Statement of assets and liabilities 7/31/14
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $2,117,677,577)	$2,120,675,765
	Cash	11,561
	Interest and other receivables	7,386,273
	Receivable for shares of the fund sold	15,048,279
	Receivable for investments sold	5,026,382
	Prepaid assets	176,247
	Total assets	2,148,324,507
	LIABILITIES
	Payable for investments purchased	43,047,372
	Payable for shares of the fund repurchased	11,562,506
	Payable for compensation of Manager (Note 2)	228,228
	Payable for custodian fees (Note 2)	15,799
	Payable for investor servicing fees (Note 2)	40,073
	Payable for Trustee compensation and expenses (Note 2)	37,839
	Payable for administrative services (Note 2)	6,319
	Payable for distribution fees (Note 2)	144,051
	Distributions payable to shareholders	39,076
	Other accrued expenses	276,796
	Total liabilities	55,398,059
	Net assets	$2,092,926,448

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,088,902,701
	Undistributed net investment income (Note 1)	199,904
	Accumulated net realized gain on investments (Note 1)	825,655
	Net unrealized appreciation of investments	2,998,188
	Total — Representing net assets applicable to capital shares outstanding	$2,092,926,448
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value, offering price and redemption price per class A share ($1,603,516,866 divided by 159,406,759 shares)	$10.06
	Net asset value and offering price per class B share ($582,831 divided by 58,021 shares)*	$10.05
	Net asset value and offering price per class C share ($8,585,963 divided by 854,608 shares)*	$10.05
	Net asset value, offering price and redemption price per class M share ($776,528 divided by 77,266 shares)	$10.05
	Net asset value, offering price and redemption price per class R share ($1,406,807 divided by 140,034 shares)	$10.05
	Net asset value, offering price and redemption price per class R5 share ($10,187 divided by 1,012 shares)	$10.07
	Net asset value, offering price and redemption price per class R6 share ($830,838 divided by 82,495 shares)	$10.07
	Net asset value, offering price and redemption price per class Y share ($477,216,428 divided by 47,390,584 shares)	$10.07
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund     43

Statement of operations Year ended 7/31/14
INVESTMENT INCOME
Interest	$13,738,739
Total investment income	13,738,739
EXPENSES
Compensation of Manager (Note 2)	5,407,014
Investor servicing fees (Note 2)	432,663
Custodian fees (Note 2)	39,654
Trustee compensation and expenses (Note 2)	92,263
Distribution fees (Note 2)	1,359,352
Administrative services (Note 2)	40,094
Other	593,177
Fees waived and reimbursed by Manager (Note 2)	(1,861,852)
Total expenses	6,102,365
Expense reduction (Note 2)	(15,688)
Net expenses	6,086,677
Net investment income	7,652,062

Net realized gain on investments (Notes 1 and 3)	1,121,964
Net unrealized appreciation of investments during the year	3,523,379
Net gain on investments	4,645,343
Net increase in net assets resulting from operations	$12,297,405

The accompanying notes are an integral part of these financial statements.

44     Short Duration Income Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 7/31/14	Year ended 7/31/13
Operations:
Net investment income	$7,652,062	$3,332,009
Net realized gain on investments	1,121,964	420,153
Net unrealized appreciation (depreciation) of investments	3,523,379	(634,777)
Net increase in net assets resulting from operations	12,297,405	3,117,385
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(6,035,706)	(3,130,875)
Class B	(421)	(689)
Class C	(6,258)	(5,979)
Class M	(3,333)	(3,412)
Class R	(1,318)	(785)
Class R5	(58)	(68)
Class R6	(3,075)	(774)
Class Y	(1,397,293)	(380,306)
Net realized short-term gain on investments
Class A	(425,922)	(37,493)
Class B	(191)	(52)
Class C	(2,771)	(307)
Class M	(225)	(56)
Class R	(728)	(9)
Class R5	(4)	(1)
Class R6	(174)	(1)
Class Y	(86,077)	(3,251)
From net realized long-term gain on investments
Class A	(35,493)	—
Class B	(16)	—
Class C	(231)	—
Class M	(19)	—
Class R	(61)	—
Class R5	—	—
Class R6	(14)	—
Class Y	(7,173)	—
Increase from capital share transactions (Note 4)	937,479,625	959,053,698
Total increase in net assets	941,770,469	958,607,025
NET ASSETS
Beginning of year	1,151,155,979	192,548,954
End of year (including undistributed net investment income of $199,904 and distributions in excess of net investment income of $4,696, respectively)	$2,092,926,448	$1,151,155,979

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund     45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
July 31, 2014	$10.03	.05	.03	.08	(.05)	—[e]	(.05)	$10.06	.81	$1,603,517.40		.47	45
July 31, 2013	10.02	.05	.02	.07	(.06)	—[e]	(.06)	10.03	.69	1,005,695.40		.53	24
July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.53*	178,371	.32*	.37*	2*
Class B
July 31, 2014	$10.02	.01	.03	.04	(.01)	—[e]	(.01)	$10.05	.42	$583	.79[f]	.09[f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	326.80		.14	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	386	.63*	.05*	2*
Class C
July 31, 2014	$10.02	.01	.03	.04	(.01)	—[e]	(.01)	$10.05	.42	$8,586	.79[f]	.09[f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	6,292.80		.13	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	2,054	.63*	.07*	2*
Class M
July 31, 2014	$10.02	.04	.03	.07	(.04)	—[e]	(.04)	$10.05	.76	$777.45		.43	45
July 31, 2013	10.02	.05	—[e]	.05	(.05)	—[e]	(.05)	10.02	.54	1,267.45		.49	24
July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.49*	212	.36*	.32*	2*
Class R
July 31, 2014	$10.02	.01	.03	.04	(.01)	—[e]	(.01)	$10.05	.42	$1,407	.79[f]	.10[f]	45
July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	1,172.80		.10	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20*	100	.63*	.02*	2*
Class R5
July 31, 2014	$10.04	.06	.03	.09	(.06)	—[e]	(.06)	$10.07	.91	$10.30		.59	45
July 31, 2013	10.03	.06	.02	.08	(.07)	—[e]	(.07)	10.04	.79	10.30		.65	24
July 31, 2012††	10.02	.01	—[e]	.01	—[e]	—	—[e]	10.03	.13*	10	.02*	.05*	2*
Class R6
July 31, 2014	$10.04	.06	.03	.09	(.06)	—[e]	(.06)	$10.07	.91	$831.30		.56	45
July 31, 2013	10.03	.06	.02	.08	(.07)	—[e]	(.07)	10.04	.79	229.30		.61	24
July 31, 2012††	10.02	.01	—[e]	.01	—[e]	—	—[e]	10.03	.13*	10	.02*	.05*	2*
Class Y
July 31, 2014	$10.04	.06	.03	.09	(.06)	—[e]	(.06)	$10.07	.91	$477,216.30		.56	45
July 31, 2013	10.03	.06	.02	.08	(.07)	—[e]	(.07)	10.04	.79	136,165.30		.61	24
July 31, 2012†	10.00	.04	.03	.07	(.04)	—	(.04)	10.03	.67*	11,405	.24*	.47*	2*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46	Short Duration Income Fund	Short Duration Income Fund	47

Financial highlights (Continued)

* Not annualized.

† For the period October 17, 2011 (commencement of operations) to July 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	7/31/14	7/31/13	7/31/12
Class A	0.12%	0.14%	0.47%
Class B	0.12	0.14	0.47
Class C	0.12	0.14	0.47
Class M	0.12	0.14	0.47
Class R	0.12	0.14	0.47
Class R5	0.21	0.24	0.04
Class R6	0.14	0.17	0.04
Class Y	0.12	0.14	0.47

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses of the following classes reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

7/31/14
Class B	0.01%
Class C	0.01
Class R	0.01

The accompanying notes are an integral part of these financial statements.

48     Short Duration Income Fund

Notes to financial statements 7/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2013 through July 31, 2014.

Putnam Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or only by the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and money market instruments. The fund may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B (only in exchange for class B shares of another Putnam fund), class C, class M, class R class R5, class R6 and class Y shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R, class R5, class R6, and class Y shares also are generally not subject to a contingent deferred sales charge. Class B shares, which are only available through exchange of class B shares of another Putnam fund, convert to class A shares after approximately eight years after the original purchase date and are subject to a contingent deferred sales charge on certain redemptions. Class C shares obtained in an exchange for class C shares of another Putnam fund, have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class R5, class R6 and class Y shares are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

Short Duration Income Fund     49

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings

50     Short Duration Income Fund

may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$3,843,227
Unrealized depreciation	(845,119)
Net unrealized appreciation	2,998,108
Undistributed ordinary income	238,979
Undistributed long-term gain	215,071
Undistributed short-term gain	610,664
Cost for federal income tax purposes	$2,117,677,657

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.500%	of the first $5 billion,
0.450%	of the next $5 billion,
0.400%	of the next $10 billion,
0.350%	of the next $10 billion,
0.300%	of the next $50 billion,
0.280%	of the next $50 billion,
0.270%	of the next $100 billion and
0.265%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective March 7, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The

Short Duration Income Fund     51

substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2015, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.30% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $1,860,798 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $1,054 as a result of this limit. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived
Class B	$59
Class C	853
Class R	142
$1,054

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$360,300
Class B	146
Class C	2,116
Class M	219
Class R	423
Class R5	12
Class R6	279
Class Y	69,168
Total	$432,663

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $15,688 under the expense offset arrangements.

52     Short Duration Income Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,174, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 0.75%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.10%, 0.50%, 0.50%, 0.15% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,309,844
Class B	2,638
Class C	38,134
Class M	1,184
Class R	7,552
Total	$1,359,352

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $791 and $89, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A and class M shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,462,949,928 and $530,285,258, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/14		Year ended 7/31/13
Class A	Shares	Amount	Shares	Amount
Shares sold	218,216,639	$2,192,772,746	168,216,682	$1,688,356,580
Shares issued in connection with reinvestment of distributions	637,312	6,403,768	309,649	3,107,960
	218,853,951	2,199,176,514	168,526,331	1,691,464,540
Shares repurchased	(159,709,959)	(1,604,981,420)	(86,068,633)	(863,779,803)
Net increase	59,143,992	$594,195,094	82,457,698	$827,684,737

Short Duration Income Fund     53

	Year ended 7/31/14		Year ended 7/31/13
Class B	Shares	Amount	Shares	Amount
Shares sold	60,491	$606,647	46,328	$464,401
Shares issued in connection with reinvestment of distributions	62	621	70	696
	60,553	607,268	46,398	465,097
Shares repurchased	(35,095)	(352,150)	(52,402)	(525,195)
Net increase (decrease)	25,458	$255,118	(6,004)	$(60,098)

	Year ended 7/31/14		Year ended 7/31/13
Class C	Shares	Amount	Shares	Amount
Shares sold	752,371	$7,549,687	687,382	$6,890,208
Shares issued in connection with reinvestment of distributions	900	9,027	627	6,286
	753,271	7,558,714	688,009	6,896,494
Shares repurchased	(526,668)	(5,285,878)	(265,291)	(2,659,498)
Net increase	226,603	$2,272,836	422,718	$4,236,996

	Year ended 7/31/14		Year ended 7/31/13
Class M	Shares	Amount	Shares	Amount
Shares sold	184,030	$1,849,194	146,443	$1,468,513
Shares issued in connection with reinvestment of distributions	314	3,153	143	1,433
	184,344	1,852,347	146,586	1,469,946
Shares repurchased	(233,489)	(2,344,753)	(41,384)	(415,154)
Net increase (decrease)	(49,145)	$(492,406)	105,202	$1,054,792

	Year ended 7/31/14		Year ended 7/31/13
Class R	Shares	Amount	Shares	Amount
Shares sold	118,598	$1,189,813	110,031	$1,103,560
Shares issued in connection with reinvestment of distributions	209	2,092	80	794
	118,807	1,191,905	110,111	1,104,354
Shares repurchased	(95,733)	(960,617)	(3,159)	(31,686)
Net increase	23,074	$231,288	106,952	$1,072,668

	Year ended 7/31/14		Year ended 7/31/13
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with reinvestment of distributions	6	62	8	72
	6	62	8	72
Shares repurchased	—	—	—	—
Net increase	6	$62	8	$72

54     Short Duration Income Fund

	Year ended 7/31/14		Year ended 7/31/13
Class R6	Shares	Amount	Shares	Amount
Shares sold	62,057	$624,214	50,970	$512,245
Shares issued in connection with reinvestment of distributions	325	3,263	78	775
	62,382	627,477	51,048	513,020
Shares repurchased	(2,709)	(27,236)	(29,224)	(293,652)
Net increase	59,673	$600,241	21,824	$219,368

	Year ended 7/31/14		Year ended 7/31/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	69,130,815	$695,565,874	26,385,387	$265,082,243
Shares issued in connection with reinvestment of distributions	119,441	1,201,536	37,584	377,489
	69,250,256	696,767,410	26,422,971	265,459,732
Shares repurchased	(35,420,566)	(356,350,018)	(13,999,304)	(140,614,569)
Net increase	33,829,690	$340,417,392	12,423,667	$124,845,163

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R	10,039	7.2%	$100,892
Class R5	1,012	100.0	10,187
Class R6	1,012	1.2	10,187

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Short Duration Income Fund     55

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $283,886 as a capital gain dividend with respect to the taxable year ended July 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

56     Short Duration Income Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	5,415,154,963	14,207,845
Ravi Akhoury	5,415,184,974	14,177,833
Barbara M. Baumann	5,415,851,291	13,511,517
Jameson A. Baxter	5,415,767,570	13,595,238
Charles B. Curtis	5,415,854,394	13,508,413
Robert J. Darretta	5,416,022,043	13,340,765
Katinka Domotorffy	5,415,419,173	13,943,635
John A. Hill	5,415,885,634	13,477,174
Paul L. Joskow	5,416,010,424	13,352,383
Kenneth R. Leibler	5,415,817,292	13,545,516
Robert E. Patterson	5,415,985,292	13,377,516
George Putnam, III	5,415,959,400	13,403,408
Robert L. Reynolds	5,416,108,530	13,254,278
W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes
5,234,359,081	33,570,449	18,267,087	143,166,192

March 7, 2014 special meeting

A proposal to approve a new management contract between the fund and Putnam Management, with respect to which the February 27, 2014 meeting had been adjourned, was approved on March 7, 2014 as follows:

Votes for	Votes against	Abstentions	Broker non-votes
70,182,724	704,758	4,687,875	42,279,198

All tabulations are rounded to the nearest whole number.

Short Duration Income Fund     57

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

58     Short Duration Income Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Short Duration Income Fund     59

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

60     Short Duration Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
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A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

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AN736
289523 9/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2014	$66,088	$ —	$4,185	$ —
July 31, 2013	$64,867	$ —	$4,100	$ —

For the fiscal years ended July 31, 2014 and July 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,185 and $4,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2014	$ —	$ —	$ —	$ —

July 31, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 26, 2014